EXHIBIT 99.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (hereinafter the “Agreement”) is made as of the 14 day of August, 2007 between WAYSIDE SOLUTIONS, INC. (“Wayside”), a company organized under the laws of Manitoba, Canada, TESSCOURT CAPITAL LTD., a company organized under the laws of Manitoba, Canada (“Tesscourt”) and NEOMEDIA TECHONOLOGIES, INC. (“NeoMedia”), a Delaware corporation, and on the terms and conditions set forth herein. Wayside, Tesscourt and NeoMedia may each be referred to herein as a “Party” or collectively referred to as the “Parties”.

WHEREAS, NeoMedia and Wayside, entered into a Settlement Agreement, dated December 21, 2004, between Wayside, NeoMedia, BSD SOFTWARE, INC. (“BSD”), a Florida corporation, and TRITON GLOBAL BUSINESS SERVICES, INC. (“Triton”), a company organized under the laws of Canada and subsidiary of BSD (the “Settlement Agreement”), pursuant to which NeoMedia agreed to pay USD$789,000 to Wayside in full settlement of certain amounts owed to Wayside by Triton;

WHEREAS, NeoMedia’s obligations under the Settlement Agreement were contingent on the consummation of a contemplated merger between NeoMedia and BSD;

WHEREAS, the merger between NeoMedia and BSD was consummated on March 21, 2006;

WHEREAS, on June 15, 2006, NeoMedia agreed to issue and register 3,721,698 shares of NeoMedia common stock, par value $0.01 per share (the “NeoMedia Common Stock”) issued to Wayside in full satisfaction of its obligations under the Settlement Agreement (the “June Agreement”);

WHEREAS, pursuant to the June Agreement, Wayside instructed NeoMedia to issue such 3,721,698 restricted shares of NeoMedia Common Stock in the name of Tesscourt;

WHEREAS, as of the date hereof, NeoMedia has issued 3,721,698 restricted shares of NeoMedia Common Stock to Tesscourt pursuant to Wayside’s instructions in satisfaction of its obligations under the Settlement Agreement;

WHEREAS, the Parties desire to terminate NeoMedia’s obligations under the June Agreement to register the previous issued 3,721,698 restricted shares of NeoMedia Common Stock; and

WHEREAS, the Parties desire to fully and completely settle all remaining obligations between the Parties under the Settlement Agreement, the June Agreement and any other prior agreements and/or arrangements between NeoMedia and Wayside through the issuance by NeoMedia to Tesscourt, pursuant to Wayside’s instructions, of additional restricted shares of NeoMedia Common Stock.

The Parties hereby stipulate and agree as follows:

1. Adoption of Recitals. The Parties adopt the above recitals as being true and correct, and they are incorporated herein as material parts of this Agreement.

2. Settlement Amount. NeoMedia, as payment in full for any and all obligations under the Settlement Agreement, the June Agreement, and any other prior agreements and/or arrangements between NeoMedia, Wayside and/or Tesscourt shall issue in the name of Tesscourt, pursuant to Wayside’s instructions, additional restricted shares of NeoMedia Common Stock (such shares, the “Settlement Amount”), the quantity of such additional shares to be issued shall be calculated using the average closing price of NeoMedia Common Stock for the five (5) trading days immediately prior to the issuance of the Settlement Amount, divided into $789,000, less the 3,721,698 restricted shares of NeoMedia Common Stock previously issued. For example purposes only, if the five (5) trading day average closing price is $0.03 per share, then $789,000 divided by $0.03 equals 26,300,000, less 3,721,698, which equals 22,578,302 additional shares to be issued as the Settlement Amount. The Parties acknowledge and agree that 3,721,698 restricted shares of NeoMedia Common Stock have previously been issued to Tesscourt, pursuant to Wayside’s instructions, by NeoMedia, and that the remaining restricted shares of NeoMedia common stock shall be payable within five (5) business days from upon execution and delivery of this Agreement. The Parties further acknowledge and agree that any obligations of NeoMedia under any prior agreement or arrangement, including, but not limited to, the June Agreement, to register the 3,721,698 previously issued restricted shares of NeoMedia Common Stock is hereby terminated.

3. Registration Rights. Subject to the terms and conditions of this Agreement, NeoMedia shall notify Tesscourt in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act of 1933, as amended, (the “1933 Act”) for purposes of a public offering of securities of NeoMedia (including, but not limited to, registration statements relating to secondary offerings of securities of NeoMedia, but excluding any registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the 1933 Act) and will afford Tesscourt an opportunity to include in such registration statement all or part of the Settlement Amount being issued pursuant to this Agreement held by Tesscourt. In the event Tesscourt desires to include in any such registration statement, all of part of the Settlement Amount being issued pursuant to this Agreement held by it shall, within ten (10) days after the above-described notice from NeoMedia, so notify NeoMedia in writing. Such notice shall state the intended method of disposition of the Settlement Amount being issued pursuant to this Agreement held by Tesscourt. If Tesscourt decides not to include all of the Settlement Amount being issued pursuant to this Agreement in the registration statement thereafter filed by NeoMedia, Tesscourt shall nevertheless continue to have the right to include any of the Settlement Amount being issued pursuant to this Agreement in any subsequent registration statement or registration statements as may be filed by NeoMedia with respect to offerings of its securities, all upon the terms and conditions set forth herein.

4. Full Satisfaction of Obligations; Acknowledgement of Amounts Owed. The Parties hereby acknowledge that the Settlement Amount fully and completely supersedes and satisfies any and all obligations of the Parties including, without limitation, under the Settlement Agreement and the June Agreements. The Parties further acknowledge and agree that there are no other sums, securities or benefits due to Wayside and/our Tesscourt by NeoMedia now or in the future other than as set forth in this Agreement.

5. Mutual Release. Each of Wayside and Tesscourt, on behalf of itself, its successors, heirs, and assigns, hereby agrees to completely and irrevocably discharge and release NeoMedia and its former and current directors, officers, employees, and shareholders from any and all liabilities and obligations including, without limitation, under the Settlement Agreement and the June Agreement, as well as any and all claims, demands, actions, damages, lawsuits, obligations, promises, administrative actions, charges and causes of action, and/or liability whatsoever, both known and unknown, in law or in equity, involving any matter arising out of or in any way related, directly or indirectly, to any and all obligations, duties and liabilities, including, without limitation, under the Settlement Agreement and the June Agreement.

6. Mutual Release. NeoMedia, on behalf of itself, its successors, heirs, and assigns, hereby agrees to completely and irrevocably discharge and release Wayside and Tesscourt and its former and current directors, officers, employees, and shareholders from any and all liabilities and obligations including, without limitation, under the Settlement Agreement and the June Agreement, as well as any and all claims, demands, actions, damages, lawsuits, obligations, promises, administrative actions, charges and causes of action, and/or liability whatsoever, both known and unknown, in law or in equity, involving any matter arising out of or in any way related, directly or indirectly, to any and all obligations, duties and liabilities, including, without limitation, under the Settlement Agreement and the June Agreement.

7. Miscellaneous.

(i) The Parties warrant that no promise or inducement has been offered except as herein set forth; and that the undersigned is legally competent to execute this Agreement and accept full responsibility therefor.

(ii) This Agreement memorializes and constitutes the entire agreement and understanding among the Parties. The terms of this Agreement are contractual and not a mere recital. Each Party acknowledges that no other Party, or any agent or attorney of any Party, has made any promise, representation or warranty whatsoever, expressly or impliedly, which is not set forth expressly in the Settlement Agreement or this Agreement, and no Party is entering into this Agreement in reliance upon any collateral promise, representation or warranty, or in reliance upon any belief as to any fact or matter not expressly recited in the Settlement Agreement or this Agreement.

(iii) Each Party to this Agreement represents and warrants that they have not heretofor assigned or transferred or purported to assign or transfer to any person or entity any matter released herein.

(iv) This Agreement shall be binding upon and shall inure to the benefit of the Parties, their respective successors, assigns, alter-egos, agents, attorneys and all other persons to the extent permitted by law.

(v) The Parties agree to execute and deliver any and all documents that may be necessary to effectuate the terms agreed to herein.

(vi) Except as provided herein, all covenants, releases, warranties, representations and indemnities made by the Parties to one another pursuant to this Agreement shall survive this Agreement and shall be and remain in full force and effect thereafter.

(vii) Each of the signatories to this Agreement represents and warrants that they have the authority to make the representations, agreements, covenants and warranties set forth herein on behalf of the Party which said signatory purports to represent.

(viii) None of the Parties to this Agreement shall be deemed the drafter of this Agreement for the purposes of construing the provisions hereof. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning, not strictly for or against any of the Parties hereto.

(ix) This Agreement shall be governed by and construed under the laws of the State of Florida and each Party hereby submits to the jurisdiction of the state and federal courts located in Miami, Florida, and each Party hereby waives any objection as to forum or venue.

(x) If any provisions of this Agreement shall be held invalid or unenforceable by any court or as a result of future administrative or legislative action, such holding or action shall not affect the validity or effect any other provision hereof.

(xi) This Agreement shall be effective when fully executed.

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This Agreement may be signed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

NEOMEDIA TECHNOLOGIES, INC.

By: /s/ Scott Womble
Name: Scott Womble
Title: Interim CFO
Dated this 14 day of August, 2007

WAYSIDE SOLUTIONS

By: /s/ Blair McInnes
Name: Blair McInnes
Title: President
Dated this 26 day of July, 2007

TESSCOURT CAPITAL, LTD.

By: /s/ Blair McInnes
Name: Blair McInnes
Title: President
Dated this 26 day of July, 2007